Capital management	12 Months Ended
Dec. 31, 2017
Capital management
Capital management

24.          Capital management:

The Company’s primary capital management objectives are to provide an adequate return to shareholders, provide adequate and efficient funding of operations, finance growth, preserve financial flexibility to benefit from potential opportunities as they arise and comply with borrowing covenants.

The Company defines capital as its share capital, contributed surplus and retained earnings.

	December 31,	December 31,
	2017	2016
Share capital	$1,550.3	$466.9
Contributed surplus	50.6	31.0
Retained earnings	261.8	208.8
	$1,862.7	$706.7

The Company regularly issues shares in relation to its long-term compensation plans, employee share purchase plan, and acquisitions. It also occasionally implements share repurchase programs that are approved by the Board of Directors.

The Company is required by its lenders under the Syndicated Credit Facility to maintain compliance with certain financial covenants.  These covenants include a maximum multiple of debt to EBITDA of 5.5 times (as at each quarter up to and including March 31, 2019, and decreasing thereafter), a minimum multiple of EBITDA to interest expense, and a maximum percentage of distributions to available cash flow.  As at December 31, 2017, the Company is compliant with these financial covenants.

The Company has term debt outstanding under its Syndicated Credit Facility.  Debt is also incurred as required under the Revolving Credit Facilities and is reduced as cash is generated from operations.  The Company has monetized some of its orbital receivables, applying the proceeds to reduce its debt, and retains the ability to securitize more orbital receivables in the future.